Exhibit 99.1

J.P. Morgan Global High Yield & Leveraged Finance Conference February 25, 2013

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. Forward-Looking Statements

110 LTAC Hospitals 109 owned - 4,593 beds 1 managed Hospitals in 28 states 979 Outpatient Rehab Clinics in 32 states and the District of Columbia $2.9 Billion Net Revenue 2012 $406 Million Adjusted EBITDA 20121 29,900 Employees in the United States 12 Inpatient Rehab Facilities (IRF) 7 Consolidated - 545 beds 5 Non-consolidated - 264 beds 4 managed units Facilities in 5 states 504 Contract Therapy locations in 30 states and the District of Columbia Note: Statistics as of December 31, 2012 Select Medical Today Specialty Hospitals Segment Outpatient Rehabilitation Segment 1 See slide 37 for non-GAAP reconciliation

2012 Accomplishments Strong operating results Revenue growth of 5.2% Adjusted EPS growth of 27.4% (excludes loss on debt and tax effect in 2011 and 2012) Acquired two rehab hospitals in the Baylor joint venture Completed $275M debt refinancing in Q3

IRFs and LTACHs in Post Acute Setting Readmission Rates1 2010 Medicare Margin2 2012 Projected Medicare Margin2% 2010 Total Medicare Spending2 Skilled Nursing Facilities 22.0% 18.5% >14.0% 5.1% Home Health Agencies 18.1% 19.4% 13.7% 3.8% Hospice 4.5% 7.1% 5.1% 3.0% Inpatient Rehabilitation 9.4% 8.8% 8.0% 1.2% Long Term Care Hospital 10.0% 6.4% 4.8% 1.0% 1 Medicare Payment Advisory Commission, A Data Book: Healthcare spending and the Medicare program (June 2008): 121 2 Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2011): 11, 122, 184, 193, 225-7, 248-50, 271-2, 302-4

IRFs and LTACHs in Post Acute Setting Source: Medicare Payment Advisory Commission, A Data Book: Health Care Spending and the Medicare Program (June 2011) (in billions)

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix 90% Commercial Payors and Other 10% Medicare/ Medicaid 64% Medicare/ Medicaid 36% Commercial Payors and Other Note: 2012 58.5% 55.0% 50.3% 48.3% 49.0% 49.7% 51.5% 50.4% 41.5% 45.0% 49.7% 51.7% 51.0% 50.3% 48.5% 49.6% 2005 2006 2007 2008 2009 2010 2011 2012 Medicare/Medicaid Commercial Payors and Other

DC 3 1 2 1 1 5 84 2 3 9 5 1 5 5 15 2 11 5 3 1 4 3 1 1 9 3 2 1 1 3 3 22 9 67 45 4 3 71 14 2 1 1 17 8 3 6 2 23 2 159 4 42 23 3 2 59 13 141 40 1 5 13 14 2 101 38 20 9 59 1 22 25 4 7 6 17 10 34 25 21 14 1 9 1 11 14 2 1 2 2 1 2 3 2 8 1 112 Significant Scale and Breadth LTACH 109 Owned Hospitals 1 Managed Hospital 28 States Inpatient Rehab 7 Consolidated 5 Non-consolidated 4 Managed Units 5 States Outpatient Rehab 867 Owned Clinics 45 Non-consol. Clinics 67 Managed Clinics 32 States and D.C. Contract Therapy 504 Locations 30 States and D.C. *As of December 31, 2012 12

Specialty Hospitals Long Term Acute Care

LTACH Overview Major provider of LTACH services in U.S. 110 hospitals 77 are hospital-in-hospital (2,678 beds) 32 are freestanding (1,915 beds) 1 managed freestanding hospital Ownership of freestanding LTACHs 19 owned 13 leased

Closed September 1, 2010 – Purchase Price $210.0M Regency 2009 Audit 2011 2012 Net Revenue $ 375M $ 340M $ 349M Adjusted EBITDA $ 28M $ 46M $ 65M Adjusted EBITDA Margin 7.5% 13.5% 18.6% Purchase multiple EBITDA 7.5x 4.6x 3.2x Regency Acquisition (23 LTACHs)

MMSEA 2007 – expired December 2012 CMS Final Rule FY 2013 Net Market Basket update of 1.7% Three Year Phase-In of BNA (1.266% per year) One year extension of 25% Rule at current levels Expiration of moratorium on new LTACHs at 12/29/12 Budget Sequestration cuts? LTACH Regulatory Environment

Specialty Hospitals Inpatient Rehabilitation

Wholly Owned Hospitals Kessler Institute (3 hospitals) – New Jersey West Gables Rehabilitation – Miami, FL Consolidated Joint Ventures Penn State Hershey Rehabilitation – Hershey, PA SSM Rehabilitation (2 hospitals and 1 managed unit) – St. Louis, MO Non-Consolidating Joint Ventures Baylor Institute of Rehabilitation (4 hospitals and 3 managed units) – Dallas, TX Select Rehabilitation – Denton, TX Rehabilitation Hospitals

Rehabilitation Overview Founded in 1948 Largest licensed rehab hospital in U.S. (three campuses) 20 consecutive years U.S. News & World Report best hospital One of eight rehabilitation centers in U.S. to have Model System designation for both traumatic brain injury and spinal cord injury #1 Rehabilitation Institute of Chicago, Chicago, IL #2 Kessler Institute for Rehabilitation, West Orange, NJ #3 TIRR Memorial Hermann, Houston, TX #4 University of Washington Medical Center, Seattle, WA #5 Spaulding Rehabilitation Hospital, Boston, MA #6 Mayo Clinic, Rochester, MN #7 Craig Hospital, Englewood, CO #8 Rusk Institute, NYU Langone Medical Center, New York, NY #9 Moss Rehab-Albert Einstein, Elkins Park, PA #10 Shepherd Center, Atlanta, GA Kessler Overview U.S. News & World Report Best Rehabilitation Hospital Rankings 2012-2013

Rehab JV Overview 2 inpatient hospitals 1 managed inpatient rehab unit 34 outpatient locations 14 contract therapy locations 3 occupational health clinics 3 day institute clinics 4 inpatient hospitals 3 managed inpatient rehab units 43 outpatient locations 1 contract therapy location 54 bed rehab hospital

Inpatient Rehab Regulatory Environment CMS Final Rule FY 2013 Net Market basket increase of 1.9% Budget Sequestration cuts?

Outpatient Rehabilitation Outpatient Rehab Clinics

Outpatient Rehab Clinics Outpatient Rehab Facilities (Number of Facilities) 979 Source: Company public filings and websites as of December 31, 2012. 26 193 431 ~700

Outpatient Rehab—Philadelphia/South Jersey 124 locations

Outpatient Rehab—North Jersey 82 locations

Outpatient Rehab—St. Louis, MO 40 locations

Outpatient Rehab—Dallas/Ft. Worth 43 locations

Outpatient Rehabilitation Contract Therapy

Contract Services 504 contracts in 30 states and the District of Columbia 2012 Net Revenue of $190M Organic growth only

Outpatient Rehab Regulatory Environment Commercial - Stable Medicare MPPR changes to therapy payments (effective April 2013) 25% reductions increased to 50% reductions to practice expense component for 2nd and subsequent codes Contract Therapy rates

Minority Investments Haven Health Inpatient Psychiatric hospital company Allevant Rural Hospital Management Services (Mayo Clinic JV) Amplion Alarm alert technology company naviHealth Post acute managed care company U.S. Physiatry Physician practice management company

Financial Overview

$2,390 $2,240 $2,153 Note: In Millions CAGR 8.2% CAGR 10.7% $307 $330 $270 Net Revenue Adjusted EBITDA $2,805 $386 Net Revenue and Adjusted EBITDA Trends $2,949 $406 2008 2009 2010 2011 2012 Specialty Outpatient Other 2008 2009 2010 2011 2012 Specialty Outpatient

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of this computation, outpatient rehabilitation clinic revenue does not include managed clinic or contract services revenue $102 $102 $101 $103 $103 4,534 4,502 4,567 4,470 4,569 0 20 40 60 80 100 120 140 2008 2009 2010 2011 2012 $1,444 $1,495 $1,474 $1,497 $1,534 41 43 46 55 55 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 2008 2009 2010 2011 2012

Annual Capital Expenditures ($ in millions) 2008 2009 2010 2011 2012 Maintenance Development $52 $ 46 $57 $58 $ 68

Free Cash Flow Free Cash Flow1 ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment Intense Focus on Free Cash Flow Generation 1 See slide 37 for non-GAAP reconciliation $51 $108 $93 $171 $231 2008 2009 2010 2011 2012

As of 12/31/08 As of 12/31/09 As of 12/31/10 As of 12/31/11 As of 12/31/12 Cash and Equivalents $ 64 $ 84 $ 4 $ 12 $ 40 Revolving Credit Facility ($300mm) 150 0 25 40 130 Term Loan B 657 483 482 838 1,097 Other Debt 5 6 6 5 6 Total Senior Debt 811 489 513 883 1,233 Sr. Sub. Notes due 2015 658 612 612 345 70 Total Op. Co. Debt $ 1,469 $ 1,101 $ 1,125 $ 1,228 $ 1,303 Op. Co. Net Debt / Adjusted EBITDA1 5.2x 3.1x 3.7x 3.2x 3.1x Sr. Floating Rate Notes due 2015 (Hold Co.) 175 167 167 167 167 Sr. Sub. Notes due 2015 (Hold Co.) 136 137 139 0 0 Total Debt $ 1,780 $ 1,405 $ 1,431 $ 1,395 $ 1,470 Total Net Debt / Adjusted EBITDA1 6.4x 4.0x 4.6x 3.6x 3.5x 1 See slide 37 for non-GAAP reconciliation ($ in millions) Capitalization Details

2013 Financial Guidance Net Revenue $ 2,950M - $ 3,050M Adjusted EBITDA $ 400M - $ 415M EPS, Adjusted $ 0.98 - $ 1.04

Questions

Appendix: Additional Materials

Non-GAAP Reconciliation 2008 2009 2010 2011 2012 Net Income $ 25 $ 79 $ 82 $ 113 $ 154 (+) Income tax 26 37 42 71 90 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries - - 1 (3) (8) (+/-) Other expense / (income) - 1 (1) - - (+) Interest expense, net 146 132 112 99 95 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 6 (+) Depreciation and Amortization 72 71 69 71 63 (+) Stock Based Compensation 2 23 2 4 6 Adjusted EBITDA $ 270 $ 330 $ 307 $ 386 $ 406 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 217 $ 299 (-) Purchase of Property and Equipment 56 58 52 46 68 Free Cash Flow $ 51 $ 108 $ 93 $ 171 $ 231 ($ in millions)

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